Exhibit 10.3
NAUTILUS BIOTECHNOLOGY, INC.
AMENDMENT NO. 1 TO
AMENDED AND RESTATED REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Amended and Restated Registration Rights and Lock-Up Agreement, dated February 7, 2021 (the “Rights Agreement”), is made and entered into as of February 23, 2024, by and among Nautilus Biotechnology, Inc., a Delaware corporation (f/k/a ARYA Sciences Acquisition Corp III) (the “Company”) and the Holders identified on the signature pages to this Amendment. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings ascribed to them in the Rights Agreement.
WHEREAS, the Company and the undersigned Holders desire to amend the Rights Agreement as set forth in this Amendment;
WHEREAS, Section 7.10 of the Rights Agreement provides that the Rights Agreement may be amended by a written instrument signed by (i) the Company, (ii) Perceptive Holders holding at least a majority in interest of the then-outstanding number of Registrable Securities held by all Perceptive Holders in their capacity as Perceptive Holders (provided the Perceptive Holders or their Permitted Transferees hold Registrable Securities at the time of such amendment), and (iii) New Holders holding at least a majority in interest of the then-outstanding number of Registrable Securities held by all New Holders in their capacity as New Holders (provided the New Holders or their Permitted Transferees hold Registrable Securities at the time of such amendment) (together, the “Requisite Parties”); and

WHEREAS, the undersigned parties constitute the Requisite Parties.
NOW THEREFORE, in consideration of the foregoing, the parties hereby agree as follows:
1.Amendments.
(a)The definition for “Registrable Security” and “Registrable Securities” set forth in Section 1.1 of the Rights Agreement is hereby amended and restated in its entirety to read as follows:
“Registrable Security”, “Registrable Securities” shall mean (a) any outstanding share of Common Stock or any other equity security (including the shares of Common Stock issued or issuable upon the exercise of any other equity security) of the Company held by a Holder as of the Closing Date (including, without limitation, the PIPE Shares and any shares of Common Stock issued pursuant to the Business Combination Agreement) and (b) any other equity security of the Company issued or issuable with respect to any such share of Common Stock included in clause (a) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (B) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company to the transferee, and subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; (D) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction or (E) such securities may be immediately sold without registration pursuant to Rule 144 under the Securities Act (or any successor rule promulgated by the Commission) without volume limitations or manner-of-sale restrictions during a three-month period.
(b)Section 2.4 of the Rights Agreement is hereby amended by adding a new sentence at the end thereof that reads as follows:

Exhibit 10.3
Notwithstanding anything to the contrary stated herein, the piggyback registration rights under Section 2.2 (including, without limitation, the right to receive notice from the Company of the proposed filing of a Registration Statement and the right to include Registrable Securities in a Piggyback Registration) shall be suspended with respect to a Holder’s Registrable Securities for as long as a Resale Registration Statement covering the resale of such Registrable Securities has been declared effective and remains effective and available.
(c)Section 7.3 of the Rights Agreement is hereby amended by adding a new sentence at the end thereof that reads as follows:
A Permitted Transferee shall not be entitled to any rights under this Agreement unless and until such Permitted Transferee has executed a written instrument, in form and substance reasonably satisfactory to the Company, agreeing to be bound by the terms and provisions of this Agreement.
(d)Section 7.11 of the Rights Agreement is hereby amended and restated in its entirety to read as follows:
Section 7.11. Waiver. At any time, (i) the Company may (a) extend the time for the performance of any obligation or other act of any Holder, (b) waive any inaccuracy in the representations and warranties of any Holder contained herein or in any document delivered by such Holder pursuant hereto and (c) waive compliance with any agreement of such Holder or any condition to its own obligations contained herein. At any time, (i) the Holders may (a) extend the time for the performance of any obligation or other act of the Company, (b) waive any inaccuracy in the representations and warranties of the Company contained herein or in any document delivered by the Company pursuant hereto and (c) waive compliance with any agreement of the Company or any condition to their own obligations contained herein. Any such extension or waiver by the Company shall be valid if set forth in an instrument in writing signed by the Company, and any such extension or waiver by the Holders shall be valid if set forth in an instrument in writing signed by either (x) the Holder(s) to be bound thereby or (y) for a waiver or extension applicable to all Holders, (1) Perceptive Holders holding at least a majority in interest of the then-outstanding number of Registrable Securities held by all Perceptive Holders in their capacity as Perceptive Holders (provided the Perceptive Holders or their Permitted Transferees hold Registrable Securities at the time of such extension or waiver), and (2) New Holders holding at least a majority in interest of the then-outstanding number of Registrable Securities held by all New Holders in their capacity as New Holders (provided the New Holders or their Permitted Transferees hold Registrable Securities at the time of such extension or waiver).
2.Miscellaneous.
(a)Continuing Agreement. Except as specifically amended hereby, all of the terms of the Rights Agreement shall remain and continue in full force and effect and are hereby confirmed in all respects.
(b)Governing Law. This Amendment shall be governed by the internal law of the State of Delaware.
(c)Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto.
(d)Entire Agreement; Amendment. This Amendment and the Rights Agreement constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof.
(e)Counterparts. This Amendment may be executed and delivered (including by facsimile or portable document format (pdf) transmission) in counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

Exhibit 10.3

This Amendment is hereby acknowledged and agreed on behalf of the undersigned:

COMPANY:

NAUTILUS BIOTECHNOLOGY, INC.

By:	/s/ Sujal Patel
Name:	Sujal Patel
Title:	Chief Executive Officer

Exhibit 10.3
This Amendment is hereby acknowledged and agreed on behalf of the undersigned:

                            HOLDERS:
                            Matthew and Elizabeth Posard Trust

                            By: /s/ Matthew Posard__________________
                            Name: Matthew Posard
                            Title: Trustee

SIGNATURE PAGE TO AMENDMENT OF REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

Exhibit 10.3
This Amendment is hereby acknowledged and agreed on behalf of the undersigned:

                            HOLDERS:
                            Matthew Posard

                            By: /s/ Matthew Posard__________________
                            Name: Matthew Posard

SIGNATURE PAGE TO AMENDMENT OF REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

Exhibit 10.3
This Amendment is hereby acknowledged and agreed on behalf of the undersigned:

                            HOLDERS:
                            HAND Capital, LLC

                            By: /s/ Farzad Nazem__________________
                            Name Farzad Nazem
                            Title: Manager

SIGNATURE PAGE TO AMENDMENT OF REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

Exhibit 10.3
This Amendment is hereby acknowledged and agreed on behalf of the undersigned:

                            HOLDERS:
                            Farzad Nazem

                            By: /s/ Farzad Nazem__________________
                            Name Farzad Nazem

SIGNATURE PAGE TO AMENDMENT OF REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

Exhibit 10.3
This Amendment is hereby acknowledged and agreed on behalf of the undersigned:

                            HOLDERS:
                            Melissa Epperly

                            By: /s/ Melissa Epperly
                            Name Melissa Epperly

SIGNATURE PAGE TO AMENDMENT OF REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

Exhibit 10.3
This Amendment is hereby acknowledged and agreed on behalf of the undersigned:

                            HOLDERS:
                            Sujal Patel

                            By: /s/ Sujal Patel
                            Name Sujal Patel

SIGNATURE PAGE TO AMENDMENT OF REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

Exhibit 10.3
This Amendment is hereby acknowledged and agreed on behalf of the undersigned:

                            HOLDERS:
                            PFV I, LLC

                            By: /s/ Sujal Patel
                            Name Sujal Patel
                            Title: Manager

SIGNATURE PAGE TO AMENDMENT OF REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

Exhibit 10.3
This Amendment is hereby acknowledged and agreed on behalf of the undersigned:

                            HOLDERS:
        Sujal Patel 2020 Children’s Trust, u/a/d December         3, 2020

                            By: /s/ Sujal Patel
                            Name Sujal Patel
                            Title: Investment Trustee

SIGNATURE PAGE TO AMENDMENT OF REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

Exhibit 10.3
This Amendment is hereby acknowledged and agreed on behalf of the undersigned:

                            HOLDERS:
                            Matthew McIlwain

                            By: /s/ Matthew McIlwain
                            Name Matthew McIlwain

SIGNATURE PAGE TO AMENDMENT OF REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

Exhibit 10.3
This Amendment is hereby acknowledged and agreed on behalf of the undersigned:

                            HOLDERS:
                            Madrona Venture Fund VI-A, LP

By: Madrona Investment Partners, VI,
its General Partner
By: Madrona VI General Partner, LLC, its General Partner

                            By: /s/ Matthew McIlwain
                            Name Matthew McIlwain
                            Title: Managing Director

SIGNATURE PAGE TO AMENDMENT OF REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

Exhibit 10.3
This Amendment is hereby acknowledged and agreed on behalf of the undersigned:

                            HOLDERS:
                            Madrona Venture Fund VI, LP

By: Madrona Investment Partners, VI,
its General Partner
By: Madrona VI General Partner, LLC, its General Partner

                            By: /s/ Matthew McIlwain
                            Name Matthew McIlwain
                            Title: Managing Director

SIGNATURE PAGE TO AMENDMENT OF REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

Exhibit 10.3
This Amendment is hereby acknowledged and agreed on behalf of the undersigned:

                            HOLDERS:
                            The Dream Finder Foundation

                            By: /s/ Parag Mallick
                            Name Parag Mallick
                            Title: President

SIGNATURE PAGE TO AMENDMENT OF REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

Exhibit 10.3
This Amendment is hereby acknowledged and agreed on behalf of the undersigned:

                            HOLDERS:
                            Parag Mallick

                            By: /s/ Parag Mallick
                            Name Parag Mallick

SIGNATURE PAGE TO AMENDMENT OF REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

Exhibit 10.3
This Amendment is hereby acknowledged and agreed on behalf of the undersigned:

                            HOLDERS:
                            AH BIO FUND II, L.P.

For itself and as nominee for
AH Bio Fund II-B, L.P.

By: AH Equity Partners Bio II, L.L.C.
Its general partner

                            By: /s/ Phil Hathaway
                            Name Phil Hathaway
                            Title: Chief Operating Officer

HOLDERS:

Andreessen Horowitz LSV Fund II, L.P.

For itself and as nominee for
Andreessen Horowitz LSV Fund II-B, L.P. and
Andreessen Horowitz LSV Fund II-Q, L.P. and

By: AH Equity Partners LSV II, L.L.C.
General partner
By: /s/ Phil Hathaway
                            Name Phil Hathaway
Title: Chief Operating Officer

SIGNATURE PAGE TO AMENDMENT OF REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

Exhibit 10.3
This Amendment is hereby acknowledged and agreed on behalf of the undersigned:

                            HOLDERS:
                            Vijay Pande

                            By: /s/ Vijay Pande
                            Name Vijay Pande

SIGNATURE PAGE TO AMENDMENT OF REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

Exhibit 10.3
This Amendment is hereby acknowledged and agreed on behalf of the undersigned:

                            HOLDERS:
                            Perceptive Life Sciences Master Fund Ltd.

                            By: /s/ James Mannix
                            Name James Mannix
Title: Chief Operating Officer
SIGNATURE PAGE TO AMENDMENT OF REGISTRATION RIGHTS AND LOCK-UP AGREEMENT